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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN CONSENT AND PROXY SOLICITATION STATEMENT

SCHEDULE 14A INFORMATION
CONSENT AND PROXY SOLICITATION STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☐
Filed by a party other than the registrant ☒
Check the appropriate box:
☐	Preliminary Consent and Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Consent and Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12
AUSTINS STEAKS & SALOON, INC.
(Name of Registrant as Specified in Its Charter)
Titus W. Greene, G. Thomas Cliett, Thomas M. Hontzas, Charles W. Mantooth
(Name of Person(s) Filing Consent and Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CHARLES W. MANTOOTH
G. THOMAS CLIETT
TITUS W. GREENE
THOMAS M. HONTZAS

August 26, 2002

Dear Fellow Shareholders of Austins Steaks & Saloon, Inc.:

        As you may know by now, we, Charles W. Mantooth, G. Thomas Cliett, Titus W. Greene and Thomas M. Hontzas, as concerned shareholders of Austins Steaks & Saloon, Inc., are seeking to replace most of the current members of Austins' board of directors. Together, we own over 23% of Austins' common stock, and we are gravely concerned with the direction in which Austins appears to be heading. We are concerned with the deteriorating financial performance of our company over the last three years and the resulting depressed price of Austins' common stock, which has languished below $1.00 a share for over two and a half years. We feel it is time for all of us, as shareholders of Austins, to hold the board and senior management accountable.

        We believe that current Austins management has engaged in wasteful, unproductive spending and has generally mismanaged our company. As an example, we recently discovered that Austins, a public company in which you own shares, did not legally exist under the laws of Delaware, the state in which it was organized. In other words, the company had been operating without legal authority to do so. Austins was declared void back in March 2001 because it failed to pay corporate franchise taxes in 1999 and 2000. Please find attached to this letter a copy of a certificate from the Delaware Secretary of State dated August 8, 2002 stating that Austins is no longer in existence or good standing for non-payment of taxes. We informed Austins' management of this fact. We understand that finally after almost a year and a half, our company again has legal authority to operate.

        We are in the process of sorting out the consequences to Austins of not operating with legal authority, but we felt that our fellow shareholders should be aware of this fact, which was not previously disclosed by the company. We believe that this episode is indicative of the lack of competent management of our company. The more we learn the more we are convinced that we are right in seeking new management for our company.

        You should be aware that the board of directors and senior management of Austins is spending the Company's money to prevent us from submitting our ideas for change to you. Under the direction of the board and senior management, the Company filed a lawsuit against our group on August 12, 2002 seeking, among other things, a permanent injunction to stop our efforts, which would strip you of your basic right as a shareholder, the right to vote for who runs your company. After initially granting a temporary restraining order against us before we had an opportunity to fully argue our position, the court dissolved the temporary restraining order and rejected the company's request for a preliminary injunction on August 16, 2002.

        We are now free to continue our efforts to present proposals to you to change the direction of our company. We anticipate sending you within a couple of weeks a proxy and consent solicitation statement that will describe in more detail why we think certain members of the board of directors and senior management of the company need to be replaced, our specific proposals and proxy, and consent cards for you to vote. We think it is time to breathe fresh air and new ideas into our company to begin building shareholder value. As concerned shareholders of Austins, we hope you will join our efforts.

Sincerely,

/s/ CHARLES W. MANTOOTH Charles W. Mantooth	/s/ G. THOMAS CLIETT G. Thomas Cliett

/s/ TITUS W. GREENE Titus W. Greene	/s/ THOMAS M. HONTZAS Thomas M. Hontzas

        THIS COMMUNICATION IS NOT A PROXY STATEMENT OR A CONSENT STATEMENT, NOR IS IT A SOLICITATION OF ANY PROXY OR CONSENT.

        MESSRS. CLIETT, GREENE, MANTOOTH AND HONTZAS HAVE FILED A PRELIMINARY CONSENT STATEMENT (THE "PRELIMINARY CONSENT STATEMENT") WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 2002. PLEASE READ THE PRELIMINARY CONSENT STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS, MESSRS. CLIETT, GREENE, MANTOOTH AND HONTZAS, THE PROPOSALS THEY WILL BE ASKING THE SHAREHOLDERS TO APPROVE, THE NOMINEES THAT THEY ARE PROPOSING TO BE ELECTED TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS AND THEIR RESPECTIVE HOLDINGS (SECURITIES OR OTHERWISE, DIRECT OR INDIRECT) IN THE COMPANY. ANY FUTURE PRELIMINARY AND DEFINITIVE PROXY AND CONSENT STATEMENTS WILL LIKELY DIFFER FROM THE PRELIMINARY CONSENT STATEMENT, SO YOU SHOULD READ ANY SUCH FUTURE PRELIMINARY AND DEFINITIVE PROXY AND CONSENT STATEMENTS AS WELL WHEN THEY BECOME AVAILABLE.

        YOU MAY OBTAIN A FREE COPY OF THIS COMMUNICATION, THE PRELIMINARY CONSENT STATEMENT AND, WHEN AVAILABLE, ANY FUTURE PRELIMINARY AND DEFINITIVE PROXY AND CONSENT STATEMENTS, AT THE COMMISSION'S WEB SITE AT <HTTP://WWW.SEC.GOV>. A FREE COPY OF THIS COMMUNICATION, THE PRELIMINARY CONSENT STATEMENT AND, WHEN AVAILABLE, FUTURE PRELIMINARY AND DEFINITIVE PROXY AND CONSENT STATEMENTS MAY BE OBTAINED FROM US BY WRITING TO CHARLES W. MANTOOTH, 3211 RIVERSIDE DRIVE, DANVILLE, VIRGINIA 24541.

DELAWARE
________________
The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE CERTIFICATE OF INCORPORATION OF "AUSTINS STEAKS & SALOON, INC.", WAS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF DECEMBER, A.D. 1992.

        AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION IS NO LONGER IN EXISTENCE AND GOOD STANDING UNDER THE LAWS OF THE STATE OF DELAWARE HAVING BECOME INOPERATIVE AND VOID THE FIRST DAY OF MARCH, A.D. 2001 FOR NON-PAYMENT OF TAXES.

        AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION WAS SO PROCLAIMED IN ACCORDANCE WITH THE PROVISIONS OF GENERAL CORPORATION LAW OF THE STATE OF DELAWARE ON THE FOURTH DAY OF JUNE, A.D. 2001, THE SAME HAVING BEEN REPORTED TO THE GOVERNOR AS HAVING NEGLECTED OR REFUSED TO PAY THEIR ANNUAL TAXES.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
2318267 8400 020505924		AUTHENTICATION: 1928452 DATE: 08-08-02

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SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN CONSENT AND PROXY SOLICITATION STATEMENT SCHEDULE 14A INFORMATION CONSENT AND PROXY SOLICITATION STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934